FIRST AMENDMENT TO FACTORING AND SECURITY AGREEMENT

This FIRST AMENDMENT TO FACTORING AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 1st day of April, 2010, between Zoo Publishing, Inc., a New Jersey corporation ("Seller"), and Working Capital Solutions, Inc., a Delaware corporation ("Purchaser").

R E C I T A L S:

WHEREAS, Seller and Purchaser are party to that certain Factoring and Security Agreement dated as of September 9, 2009 (as amended, restated, supplemented or otherwise modified, the "Factoring Agreement"); and

WHEREAS, Purchaser and Seller desire to amend the terms of the Factoring Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           DEFINITIONS.  In addition to the defined terms appearing above, capitalized terms used in this Amendment shall have the meanings provided therefor in the Factoring Agreement.

2.           AMENDMENT TO SECTION 1 OF FACTORING AGREEMENT.  Section 1 of the Factoring Agreement is hereby amended as follows:

2.1.           By deleting the definition of “Maximum Amount” in its entirety and substituting in its stead the following new definition therefor:

“Maximum Amount” – $5,250,000; provided that Seller acknowledges that up to $3,500,000 of such Maximum Amount will be provided by one or more participants of Purchaser, and Seller further agrees that Purchaser has no obligation to fund any amount in excess of $1,750,000 if any participant fails to fund its portion of such Maximum Amount.”

2.2.           By adding the following new definition in appropriate alphabetical order:

“First Amendment Effective Date” – April 1, 2010.”

3.           AMENDMENT TO SECTION 20 OF FACTORING AGREEMENT.  Section 20 of the Factoring Agreement is hereby amended by deleting the first paragraph of Section 20 in its entirety and substituting in its stead the following new paragraph:

“This Agreement will be effective for two (2) years from the First Amendment Effective Date (the “Initial Term”), and shall be automatically extended for successive one (1) year periods (each, a “Renewal Term”) unless Seller shall provide written notice to Purchaser of its intention to terminate at least ninety (90) days prior to the next anniversary date hereof.  If Seller wants to terminate on a date other than an anniversary date (the “Early Termination Date”), Seller shall provide written notice to Purchaser at least thirty (30) days prior, whereupon this Agreement shall terminate on the Early Termination Date.”

4.           CONDITIONS PRECEDENT.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of Purchaser:

4.1.           This Amendment shall have been duly executed and delivered by the parties hereto.  Purchaser shall have received a fully executed copy hereof and of each other document required hereunder.

4.2.           No Event of Default shall have occurred and be continuing.

4.3.           Without limiting any of the provisions of Section 6 of the Factoring Agreement, Seller shall pay all out-of-pocket expenses (including, without limitation, all reasonable attorneys’ fees) incurred by Purchaser in connection with this Amendment and the documents and agreements executed in connection herewith.

4.4.           Seller shall have provided such additional instruments and documents to Purchaser as Purchaser and its counsel may have reasonably requested.

5.           RATIFICATION OF FACTORING AGREEMENT, ETC.

5.1.           Except as provided herein, all terms and conditions of the Factoring Agreement and all other documents, instruments and agreements executed in connection therewith (collectively, the “Factoring Agreement Documents”) remain in full force and effect.  Seller, on behalf of itself and its affiliates, hereby ratifies, confirms, and re-affirms all terms and provisions of the Factoring Agreement Documents.  Without limiting the generality of the foregoing, Seller, on behalf of itself and its affiliates, hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations.

5.2.           Seller, on behalf of itself and its affiliates, represents and warrants to Purchaser that, as of the First Amendment Effective Date, no Event of Default exists or, solely with the passage of time or notice, would exist under the Factoring Agreement Documents.

5.3.           Seller, on behalf of itself and its affiliates, acknowledges and agrees that, to its actual knowledge: (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of Seller or its affiliates under any Factoring Agreement Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of Seller or its affiliates with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

6.           RELEASE OF CLAIMS.  Seller, on behalf of itself and its affiliates, acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against Purchaser or its parents, affiliates, predecessors, successors, or assigns, or its officers, directors, employees, attorneys, or representatives (the foregoing, collectively, the “Purchaser Parties”), with respect to the Obligations, or otherwise, and that if any of Seller or its affiliates now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Purchaser Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of Seller and its affiliates hereby RELEASES such Purchaser Parties from any liability therefor.

7.           MISCELLANEOUS.

7.1.           IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.2.           This Amendment and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

7.3.           In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.4.           This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by facsimile or other electronic transmission to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date above first written.

SELLER:	ZOO PUBLISHING, INC.

	By:	/s/ David Fremed
	Name:	David Fremed
	Title:	Chief Financial Officer

PURCHASER:	WORKING CAPITAL SOLUTIONS, INC.

	By:	/s/ Thomas G. Siska
	Name:	Thomas G. Siska
	Title:	President

Signature Page to First Amendment to Factoring and Security Agreement

Each of the undersigned guarantors hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in his Individual Guaranty dated as of September 9, 2009 (each, an “Individual Guaranty”), and acknowledges, confirms and agrees that such Individual Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Amendment.

/s/ Mark E. Seremet
Mark E. Seremet, an individual

/s/ David W. Rosenbaum
David W. Rosenbaum, an individual

The undersigned guarantor hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in his Validity Guaranty dated as of September 9, 2009 (the “Validity Guaranty”), and acknowledges, confirms and agrees that such Validity Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Amendment.

/s/ David J. Fremed
David J. Fremed, an individual

Each of the undersigned guarantors hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions contained in its respective Continuing Unconditional Guaranty dated as of September 9, 2009 (each, an “Unconditional Guaranty”), and acknowledges, confirms and agrees that such Unconditional Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Amendment.

ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

ZOO GAMES, INC.

By:	/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

Signature Page to First Amendment to Factoring and Security Agreement